Bank Loans (Tables)	6 Months Ended
Dec. 31, 2023
Bank Loans [Abstract]
Schedule of Bank Loans	Bank loans represent amounts due to various banks maturing within one year. The principal of the borrowings is due at maturity. Accrued interest is due either monthly or annually. The bank loans consisted of the following:
	December 31, 2023	June 30, 2023
	(Unaudited)
Bank of Communications	$141,189	$138,393
Industrial and Commercial Bank of China	282,378	—
Total short-term bank loan	$423,567	$138,393